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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 26, 2003



                                 USA INTERACIVE
               (Exact name of Registrant as specified in charter)



       Delaware                        0-20570                59-2712887
(State or other jurisdiction        (Commission File         (IRS Employer
  of incorporation)                      Number)           Identification No.)



            152 West 57th Street, New York, NY            10019
         (Address of principal executive offices)       (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 9.  REGULATION FD DISCLOSURE

         On February 26, 2003, the Registrant presented at the CIBC Gaming, Lodging, Travel & Leisure Conference. A copy of the Registrant's investor presentation materials for such conference, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            USA INTERACTIVE


                                            By: /s/  DARA KHOSROWSHAHI
                                               -------------------------------
                                            Name:  Dara Khosrowshahi
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date: February 26, 2003



                                  EXHIBIT INDEX

  Exhibit No.          Description

   99.1         Investor Presentation Materials.